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                                                                  EXHIBIT 10.99

                               LG&E CAPITAL CORP.

                                  $50,000,000

                     FLOATING RATE NOTES, SERIES B, DUE 2000

                                AGENCY AGREEMENT

Wachovia Securities, Inc.
191 Peachtree Street NE
Atlanta, GA  30303
7th Floor

Ladies and Gentlemen:

         LG&E Capital Corp. (the "COMPANY"), a Kentucky corporation and a wholly-owned subsidiary of LG&E Energy Corp., a Kentucky corporation ("LG&E ENERGY"), confirms its agreement with WACHOVIA SECURITIES, INC. (the "AGENT") with respect to the issue and sale by the Company of its Notes, Series B, Due 2000, issued pursuant to the Indenture (as defined herein) (including any beneficial interests therein, the "SECURITIES"). The Securities will be issued pursuant to an Indenture dated as of January 15, 1998 (the "INDENTURE") between the Company and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented, amended and modified by the Second Supplemental Indenture thereto dated as of September 1, 1999 (the "Second Supplement") between the Company and the Trustee.

         The Securities will be offered and sold without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon an exemption therefrom. The Company has prepared an offering memorandum dated September 1, 1999 (the "OFFERING MEMORANDUM") setting forth information concerning the Company, LG&E Energy and the Securities. Copies of the Offering Memorandum will be delivered by the Company to the Agent pursuant to the terms of this Agreement. The term "Offering Memorandum" shall be deemed to refer to and include the Offering Memorandum relating to the Securities, all documents incorporated by reference therein and all amendments and supplements thereto and any documents attached thereto as exhibits or delivered therewith, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Securities in accordance with Section 3.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

         As of the date hereof, the Company has authorized the issuance and sale of $50,000,000 aggregate principal amount of Securities to the Agent as principal for resale to investors and other purchasers pursuant to the terms of this Agreement.

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     1.   APPOINTMENT AS AGENT.

     (a) APPOINTMENT. Subject to the terms and conditions stated herein, the Company hereby agrees that the Securities will be sold exclusively to the Agent. The Agent is authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Securities purchased by the Agent as principal for resale to others in accordance with Section 3 hereof but is not authorized to appoint sub-agents. In connection with sales by the Agent of Securities to other brokers or dealers, the Agent may allow any portion of the discount it has received in connection such purchase from the Company to such brokers or dealers.

     (b) METHOD OF SOLICITATION. The Agent will solicit offers to purchase the Securities upon the terms and conditions contained herein and, in connection therewith, will use only the Offering Memorandum.

      2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Agent as of the date hereof as follows:

     (a) OFFERING MEMORANDUM. The Offering Memorandum, as of the date hereof, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information relating to the Agent furnished to the Company by or on behalf of the Agent specifically for use therein (the "AGENT'S INFORMATION").

     In addition, the Company has been authorized by LG&E Energy to incorporate by reference in the Offering Memorandum, and will incorporate by reference into the Offering Memorandum when they are filed with the Commission, LG&E Energy's annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since its most recently ended fiscal year, current reports on Form 8-K since its most recently ended fiscal year and any other document filed by LG&E Energy with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder, subsequent to the date of the Offering Memorandum and prior to the termination of the offering of the Securities (the "PERIODIC REPORTS").

     (b) The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum, or any amendment or supplement thereto, at the time such incorporated documents were or hereafter are filed with the Commission or last amended, as the case may be, complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) DUE INCORPORATION AND QUALIFICATION. Each of the Company and LG&E Energy have been duly incorporated and are validly existing as corporations in good standing under the

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laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or h old their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of LG&E Energy and its consolidated subsidiaries, in each case taken as a whole.

     (d) AUTHORIZATION OF AGREEMENTS. The Company has full right, power and authority to execute and deliver this Agreement, the Indenture, the Securities and the Support Agreement dated as of September 5, 1997 between the Company and LG&E Energy (the "SUPPORT AGREEMENT" and collectively, the "TRANSACTION DOCUMENTS") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the consummation of the transactions contemplated by the Transaction Documents have been duly and validly taken. LG&E Energy has full right, power and authority to execute and deliver the Support Agreement.

     (e) AGENCY AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company.

     (f) SUPPORT AGREEMENT. The Support Agreement has been duly authorized, executed and delivered by the Company and LG&E Energy and constitutes a valid and legally binding agreement of the Company and LG&E Energy enforceable against the Company and LG&E Energy in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     (g) INDENTURE. The Indenture has been duly authorized by the Company and, assuming due execution and delivery in accordance with its terms by each of the parties thereto, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     (h) THE SECURITIES. The Securities have been duly authorized by the Company for issuance, offer and sale pursuant to this Agreement and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and be general equitable principles (whether considered in a proceeding in equity or at law). Any Securities issued will be entitled to the benefits of the Support Agreement.


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     (i) TRANSACTION DOCUMENTS. Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum, and the Securities will be in the forms heretofore delivered to the Agent and will conform in all material respects to all statements relating thereto included in the Offering Memorandum.

     (j) NO CONFLICTS, DEFAULTS OR VIOLATIONS. The execution, delivery and performance by the Company and LG&E Energy of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof, and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or LG&E Energy pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or LG&E Energy is a party or by which the Company or LG&E Energy is bound or to which any of the property or assets of the Company or LG&E Energy is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or LG&E Energy or in any material respect any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or LG&E Energy or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company or LG&E Energy of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and LG&E Energy with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the date hereof or which may be required under state securities laws and regulations.

     (k) RULE 144A. The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

     3. OFFER AND SALE OF THE SECURITIES.

     (a) GENERAL. Offers and sales of the Securities by the Company to the Agent as principal shall be effected pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. Securities may be resold or otherwise transferred by the holders thereof only if they are registered under the Securities Act or if an exemption (including the exemption afforded by Rule 144A under the Securities
Act) from the registration requirements of the Securities Act is available. The Agent hereby agrees to observe the following procedures and the other procedures set forth in this Section 3 in connection with offers, sales and subsequent resales or other transfers of the Securities.

     (i) PREPARATION OF PRIVATE PLACEMENT MEMORANDUM. The Agent will send at or prior to the time of sale to each purchaser of Securities from the Agent an Offering Memorandum, together with any amendments or supplements thereto (other than any


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         such amendment or supplement which shall have been superseded by a subsequent amendment or supplement) as shall have been prepared by the Company and delivered to the Agent.

               (ii) RESTRICTIONS ON TRANSFER. Each Security shall contain a legend, as set forth in the Indenture, stating that such Security has not been, and will not be, registered under the Securities Act or any applicable state or other securities laws and that, so long as such Security contains such a restrictive legend, any resale or other transfer of such Security or any interest therein may be made only in accordance with any applicable state or other securities laws:

               1. to the Company or to, by, through, or in a transaction approved by, the Agent;

               2. so long as such Security is eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer (as defined herein) acquiring such Security for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) and to whom notice is given that such resale or other transfer is being made in reliance on Rule 144A;

               3. pursuant to an exemption from registration provided by Rule 144A under the Securities Act (if available);

               4. to an institutional accredited investor acquiring such Security in an offshore transaction pursuant to an exemption from registration provided by Regulation S under the Securities Act;

               5. pursuant to an effective registration statement under the Securities Act.

         The purpose of this requirement is to ensure that Securities are resold or otherwise transferred only to Qualified Institutional Buyers and to other institutional accredited investors in an offshore transaction and not in a manner that might call into question the non-public offering character of the offer and sale of the Securities.

         Purchasers of the Securities will be deemed, by reason of the purchase or acceptance of such Securities, to have acknowledged and agreed to the foregoing restrictions on resales and other transfers thereof. In addition, in order to effectuate the foregoing restrictions on resales and other transfers of Securities in certificated form, if any resale or other transfer of such a Security described in clause (2) or (4) above is proposed to be made (1) directly (i.e. not to the Company or the Agent and not by, through, or in a transaction approved by, the Agent) by the holder of such Security or (2) through the services of a broker, dealer or similar intermediary other than the Agent pursuant to an exemption from registration under the Securities Act, the holder and the prospective purchaser or transferee shall be required to complete the Certificate of Transfer on the reverse of such Security or a Bond Power to advise the Trustee of the basis for such transfer and the availability of the exemption from registration provided thereby; provided, however, that a Certificate of Transfer or Bond Power shall not be required in the case of any Security in certificated form from which the restrictive legend originally set forth on the face

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thereof (or on the face of one or more predecessor Securities) has been removed in accordance with procedures set forth in the Indenture.

         The Securities, the Indenture and this Agreement may be amended or supplemented by the Company from time to time, without the consent of but upon notice to the holders of Securities sent to their registered addresses, to modify the restrictions on and procedures for resales and other transfers of the Securities to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to resales or other transfers of restricted securities generally. The Company agrees to deliver or cause to be delivered such opinions of counsel and certificates as the Agent reasonably may request in connection with any such amendment or supplement. Each holder of a Security and any beneficial owner or any interest in such Security shall be deemed, by its acceptance or purchase thereof, to have agreed to any such amendment or supplement (each of which shall be conclusive and binding on such holder and all future holders of such Security and any Security issued in exchange or substitution for such Security, whether or not any notation thereof is made thereon).

         (b) NO GENERAL SOLICITATION; OFFERS, SALES AND RESALES. No general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("REGULATION D") will be used in connection with the offering of the Securities. Offers, sales, resales and other transfers of the Securities by the Agent, as part of the initial offering, will be made only to persons whom it reasonably believes to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A.

         (c) MINIMUM PRINCIPAL AMOUNT. Securities will not be sold to any one purchaser in an amount which is less than $100,000 principal amount and no individual Security will be issued in a smaller principal amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $100,000 principal amount of the Securities.

         (d) PURCHASES AS PRINCIPAL. The purchase of the Securities, unless otherwise agreed, shall be at a purchase price equal to the principal amount of each such Security. In connection therewith, unless otherwise agreed, the Company agrees to pay the Agent the applicable commission set forth in
SCHEDULE I hereto. The Agent may engage the services of any other broker or dealer in connection with Securities purchased from the Company as principal and may reallow all or any portion of the discount received in connection with such purchases from the Company to such brokers and dealers.

         (e) PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Securities shall be as specified in the Offering Memorandum and the Second Supplement. The Securities will be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

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         4. AGREEMENTS OF THE COMPANY. The Company agrees with the Agent from the date hereof until the earlier of 180 days after the issuance of the Securities and the date of the sale of the Securities by the Agent, to:

         (a) ADVICE TO AGENT. Immediately advise the Agent and, if requested, confirm such evidence in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and instruct the Agent to cease sales of any Securities the Agent may then own as principal; to immediately advise the Agent of any order preventing or suspending the use of the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Memorandum or suspending any such qualifications and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

         (b) AMENDMENT OF OFFERING MEMORANDUM. Except as a result of any incorporation by reference of information into the Offering Memorandum, prior to making any amendment or supplement to the Offering Memorandum, give the Agent advance notice of any intention to prepare any amendment or supplement to the Offering Memorandum and to furnish a copy thereof to the Agent.

         (c) REVISIONS OF OFFERING MEMORANDUM - MATERIAL CHANGES. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at such time, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

         (d) RULE 144A INFORMATION. For so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will furnish upon request to the Agent and holders of the Securities and prospective purchasers of the Securities designated by such holders, the information (the "RULE 144A INFORMATION") required to be delivered pursuant to Rule 144(d)(4) under the Securities Act in order to allow the resale or other transfer of Securities pursuant to Rule 144A, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders).

         5. CONDITIONS OF AGENT'S OBLIGATIONS. The obligations of the Agent hereunder to purchase Securities from the Company are subject (i) to the accuracy of the representations and warranties of the Company contained herein, (ii) to the performance by the Company of its obligations hereunder, and (iii) to each of the following additional terms and conditions:

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         (a) NO STOP ORDER. No stop order suspending the sale of the
Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (b) SATISFACTORY DOCUMENTATION. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Agent.

         (c) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given or incorporated by reference in the Offering Memorandum, there shall not have been any change , or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business affairs, management or business prospects of LG&E Energy and its consolidated subsidiaries, taken as a whole, the effect of which is, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

         (d) NO DOWNGRADE. Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's or LG&E Energy's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading) its rating of the Securities or any of the Company's or LG&E Energy's other debt securities or preferred stock.

         (e) NO MARKET CHANGE. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company or LG&E Energy on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum.

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     6.  INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Agent, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(a) and Section 7 as the Agent), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which the Agent may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Agent promptly upon demand for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Agent's Information; and PROVIDED, FURTHER, that with respect to any such untrue statement in or omission from the Offering Memorandum, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of the Agent to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial sale or resale by the Agent and any such loss, claim, damage, liability or action of or with respect to the Agent results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission was corrected in the Offering Memorandum (or any amendment or supplement thereto).

     (b) The Agent, severally and not jointly, shall indemnify and hold harmless the Company and its affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was

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made in reliance upon and in conformity with any Agent's Information, and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly and with any similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advise of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(3) a conflict or potential conflict exists (based upon advise of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such

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settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability of claims that are the subject matter of such proceeding.

         The obligations of the Company and the Agent in this Section 6 and in
Section 7 are in addition to any other liability that the Company or the Agent, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

         7. CONTRIBUTION. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under
Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Securities to which such claim relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Agent on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from such offering of the Securities (before deducting expenses (received by or on behalf of the Company, on the one hand, and the total commissions received by the Agent with respect to the Securities, on the other, bear to the total gross proceeds from the sale of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to the Agent or information supplied by the Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this
Section 7, the Agent shall not be required to contribute any amount in excess of the amount by which the total commissions received by the Agent with respect to the Securities exceeds the amount of any damages which the Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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         8. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Agent and the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 6 and 7 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Agent and in Section 4(d) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 8, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained herein.

         9. EXPENSES. The Company agrees with the Agent to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities; (b) the costs incident to the preparation, printing and distribution of the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities;
(e) the fees and expenses of the Company's counsel and independent accountants; (f) any fees charged by rating agencies for rating the Securities; (g) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (h) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (l) any out-of-pocket expenses of the Agent incurred with the written approval of the Company; (j) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 9; PROVIDED, HOWEVER, that except as provided in this Section 9, the Agent shall pay its own costs and expenses.

         10. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Agent contained in this Agreement or made by or on behalf of the Company or the Agent pursuant to this Agreement shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

         11. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall, unless otherwise expressly provided, be in writing, and:

         (a) if to the Agent, shall be delivered or sent by mail or telecopy transmission to the address set forth on the signature page hereof; and

         (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Treasurer (telecopier no.: 502-627-4742), with a copy to be sent to the attention of the General Counsel at the same address. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

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         12. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KENTUCKY.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         14. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event by effective unless the same shall be in writing and signed by the parties hereto.

         15. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

             If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Agent in accordance with its terms.

                                          Very truly yours,

                                          LG&E CAPITAL CORP.

                                          By  /s/ Charles A. Markel, III
                                             -------------------------------
                                             Name:    Charles L. Markel
                                             Title:   Chief Financial Officer

ACCEPTED:

WACHOVIA SECURITIES, INC.

By   /s/ R. Steven Crowley
     -----------------------------------
      Name:  R. Steven Crowley
      Title:  Senior Managing Director

Address for notices:
Wachovia Securities, Inc.
191 Peachtree Street NE
Atlanta, GA  30303
7th Floor



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